Family of Fine Beverages Exhibit 99.1

Forward looking statements
This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of CEDC to be materially different from any future results, performance or achievements, expressed or implied, by forward-
looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. CEDC undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws. Investors are referred to the full discussion of risks and uncertainties included in CEDC’s Form 10-K for the fiscal year ended December 31,
2004, and in other periodic reports filed by CEDC with the Securities and Exchange
Commission.

Who is CEDC?
Originally founded in 1990
NASDAQ listed since 1998 with current market
capitalisation of over US$1 billion
The leading
producer
of vodka in Poland and the 4th
largest producer of vodka worldwide.
The leading
distributor
and
importer
of alcoholic
beverages in Poland.
2006 forecasted sales of US$906m to US$931 and
forecasted EPS of US$1.94 to US$2.14

Who is CEDC?
(cont’d.)
Operate
largest nationwide next-day
alcoholic beverage delivery
service with 15 distribution centers and 87satellite branches located throughout Poland.
Distribute over
700
brands of alcoholic beverages consisting of a
wide range of alcoholic beverages.
Net Sales CAGR of 45% over the last five years
EPS CAGR of 90% over the last five years
Over 2,900 employees
in Poland

Market Position of CEDC
• Leading importer of alcoholic beverages in
Poland,
- No. 1 importer of wine
- No. 1 importer of beer
- A leading importer of spirits
• Leading distributor of alcoholic beverages in
Poland
- No. 1 distributor of domestic spirits
- No. 1 distributor of wine
• Leading producer of vodka in Poland
- No. 1 Mainstream Vodka in Poland – Absolwent
- No. 1 Premium Vodka in Poland – Bols
- No. 2 Flavoured Vodka - Zubrowka

CEDC is the leading Vodka producer by value
Source: AC Nielsen; Rinki Alkoholowe
Vodka producers market share by value Market shares for key brands by value
Source: AC Nielsen
Rank Brand Segment Producer
Value
Share
1 Absolwent Mainstream CEDC 15.0%
2 Starogardzka Econony Sobieski 11.1%
3 Bols Premium CEDC 7.1%
4 Gorzka Zoladkowa Mainstream Polmos Lublin 5.3%
5 Sobieski Premium Sobieski 4.8%
6 Luksusowa Mainstream Vin & Spirit 4.3%
7 Krakowska Econony Sobieski 4.1%
8 Zubrowka Mainstream CEDC 3.5%
9 Soplica Mainstream CEDC 3.2%
10 Balsam Pomorski Econony Sobieski 3.1%
CEDC
32%
Sobieski
29%
Vin & Spirit
8%
Pernod
3%
Diageo
3%
Brown Foreman
3%
Other
22%

CEDC is Leading Importer of Beers, Wines and
Spirits
Metaxa (1)
Rémy Martin cognac
Passoa Liqueur
St. Rémy brandy
Cointreau Liqueur
Bols Liqueurs (1)
Grant’s whisky
Jim Beam bourbon (1)
Jaegermeister bitter
Jose Cuervo
Camus Cognac
Raynal
Sierra
Teacher’s
Sauza
Spirits
Notes: (1) Hold a leading position in their respective sectors
Amsterdam
Bitburger
Budweiser
Corona
Foster’s
Franziskaner
Grolsch
Guinness
Kilkenny
E&J Gallo wines(1)
Sutter Home
Rosemount
Veuve Clicquot
Rothschild
Laroche
Moreau & Fils
Codorniu
Torres
Banfi
Frescobaldi
Penfolds
Concha y Toro
Georges Duboeuf
Piper Heidsieck
Beers
Wines
Above represents only partial selection of products imported by CEDC

Słupsk
Koszalin
Gdańsk
Elbląg
Kamień Pom.
Szczecin
Chojnice
Grudziądz
Ełk
Piła
Olsztyn
Stargard Szcz.
Bydgoszcz
Białystok
Brodnica
Łomża
Gorzów Wlkp.
Toruń
Ciechanów
Włocławek
Słupca
Płock
Zielona Góra
Poznań
Izbica Kuj.
Oborniki Wlkp.
Konin
Gostyń
Koło
WARSZAWA
Mińsk Maz.
Żagań
Głogów
Turek
Krotoszyn
Zgorzelec
Piotrków Tryb.
Radom
Legnica
Wrocław
Ząbkowice Śl.
Bełchatów
Łódź
Lublin
Częstochowa
Tarnobrzeg
Jelenia G.
Opole
Zawiercie
Sandomierz
Zamość
Wałbrzych
Sieradz
Kłodzko
Nysa
Zabrze
Sosnowiec
Wysoka G.
Lubaczów
Przeworsk
Kraków
Niebylec
Chrzanów
Nowy Sącz
Rzeszów
Nawojowa
Sanok
Zakopane

CEDC Distribution Network
• Distribution platform with a truly national footprint:
- 15 distribution centers and 87 satellite branches
- 450 sales people visiting both on and off-trade clients
- 37,000 outlets serviced
• National coverage is important due to:
- Poor road infrastructure
- Local stores (traditional trade) are expected to remain key point of purchase for alcoholic beverage products
• Next largest distributor, Alti Plus (5% market share) has a multi-regional rather than national network
• Producers are highly dependant on distributors with national footprint
- Above the line advertising not allowed in Poland

450 Salesman serving over 37,000 direct
customers
CEDC National Sales Network
Export, 1%
Horeca, 2%
Gas Stations, 5%
3rd Party
Distributors *, 25%
Hypermarkets &
Discount Stores,
25%
Traditional Trade,
42%
* - 3 party primarily sales made to traditional trade
rd

Three Year
Strategic Objectives
• Expand export opportunities
- Zubrowka represents a significant opportunity to expand exports
- US market represents key area of opportunity
• Accelerate direct sales of our own brands
- Sales force to focus on selling Bols and Bialystok’s brands
• Reduce cost of goods sold
- Leverage purchasing power to reduce cost of raw materials
- Build rectified spirit plant by end of 2006 early 2007
• Reduce key operating overheads
- Reduction of bad debt expense
- Combine purchasing power to reduce key SG&A costs
• Develop new brand opportunities
- Introduction of new brands and bottling of bulk spirits and wine for own and third-party brands

• Purchase profitable niche brands to fill existing production capacity
- Mid single digit multiples
• Continue Acquisitions of Distribution Companies / Assets (Buy versus Build)
- Target at least US$100 million of annualized net sales
- Continue to consolidate satellite branches
• Expand higher margin import portfolio
- Combination of CEDC’s and Bols’ exclusive imports strengthens position as a “one stop shop”
Three Year Strategic Objectives
(cont’d)

Net sales
(1)
EPS (fully diluted)
Strong historical financial and operating
performance
2003 2004 2005 (est.) 2006 (est.) 2002
Notes: (1) Net of excise tax
(2) Excludes the impact of acquisition one-off’s that occurred in 2005 of $0.46 per fully diluted share. Without taking into account that impact, U.S. GAAP EPS fully diluted per share guidance is $1.11 to $1.21.
2001
$ 178,236
$0.25
$ 292,965
$0.66
$ 429,118
$0.96
$ 580,744
$1.34
$ 730-760 million
$1.57 – 1.67
$ 906-931 million
$1.94 – 2.14
(2)

CENTRAL EURO DIS
Splits:▼
as of 25-Nov-2005
+80%
+60%
+40%
+20%
0%
-20%
CEDC
_IXIC
_GSPC
Jan05
Mar05
May05
Jul05
Sep05
Nov05
Volume
Millions
3
2
1
0
Copyright 2005 Yahoo! Inc.
http://finance.yahoo.com/

Stock Performance
• CEDC is listed on NASDAQ stock exchange since 1998
• Average daily trading value over US$ 6 million
• CEDC’s market cap as of  November 29, 2005 was
US $1.03 Billion
• Our main shareholders are
- US-based managers 11.1%
- Poland-based managers 6.2%
- Botapol Management B V         7.1%
- Takirra Investment N V 7.1%
- Institutions 53%
› Fidelity Investments International
› Oberweis Asset Management
› Morgan Stanley Investment Management
- Free float 15.5%

Summary
•
#1 producer and marketer of vodka in Poland
•
#1 distributor of alcoholic beverages in Poland
•
#1 importer of high margin spirits, wine and beer in Poland
•
Strong and growing cash flow and profits